UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549



                               FORM 8-K

           Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 31, 2006
                                                   ------------


              TOUCHSTONE APPLIED SCIENCE ASSOCIATES, INC.

        (Exact Name of Registrant as Specified in its Charter)


             -----------------------------------------------

              Delaware                0-20303             13-2846796
              --------                -------             ----------
   (State or other jurisdiction    (Commission        (I.R.S. employer
         of incorporation)          file number)       identification no.)


       4 Hardscrabble Heights
           P.O. Box 382
           Brewster, NY                                      10509
       ----------------------                                -----
       (Address of principal                               (Zip Code)
         executive offices)


   Registrant's telephone number, including area codes: (845) 277-8100
                                                        --------------



                              NOT APPLICABLE

       (Former name or former address, if changed since last report)



      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):


[  ]    Written communications pursuant to Rule 425 under the
        Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the
        Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b)
        under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c)
        under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
             ------------------------------------------

             Effective at the close of business on May 31, 2006, Touchstone Applied Science Associates, Inc. (the "Company") acquired all of the outstanding shares of Questar Educational Systems, Inc. ("Questar"). Questar provides test delivery, scoring and score analysis capabilities to state testing programs and also provides test material development. The total consideration paid by the Company at closing for the Questar stock was $20,000,000, consisting of $15,000,000 in cash, the issuance of 222,222 shares of Series A-2 Convertible Preferred Stock of the Company ("Series A-2 Preferred Stock") (valued at $1,000,000, based on a price of $4.50 per share) and $4,000,000 in a subordinated promissory note issued for the benefit of the eight selling shareholders of Questar. The Company has also agreed to pay additional consideration in 2010 if Questar achieves certain revenue goals during the three fiscal years ending October 31, 2007, 2008 and 2009. The maximum contingent earnout payment is $12,500,000, of which up to $10,000,000 shall be paid half in cash and half in shares of Series A-2 Convertible Preferred Stock (valued on the closing date at $4.50 per share), and $2,500,000 shall be paid, at the election of the Company, in cash or in additional shares of Series A-2 Convertible Preferred Stock, valued at fair market value at the time of issuance, or any combination thereof. The Company received a fairness opinion from Signal Hill Capital Group LLC ("Signal Hill"), with respect to the fair market value of the shares issued. A copy of the stock purchase agreement with the selling shareholders of Questar (the "Stock Purchase Agreement") is filed as Exhibit 10.1 to this Report. A copy of the subordinated note is filed as Exhibit 10.2 to this Report.

             In connection with the acquisition of Questar, the Company entered into an escrow agreement (the "Escrow Agreement") with the former shareholders of Questar pursuant to which the Company placed 1,111,111 shares of Series A-2 Convertible Preferred
Stock in an escrow account pending release according to certain earn-out provisions in the Stock Purchase Agreement. While in escrow, such shares do not have voting or dividend rights. A copy of the Escrow Agreement is filed as Exhibit 10.3 to this Report.

             The Company financed the acquisition of Questar through senior debt and a private equity investment. The Company entered into a loan agreement (the "Loan Agreement") with TD Banknorth, N.A. ("Banknorth"), pursuant to which the Company borrowed a term loan in an aggregate principal amount of $9,600,000, obtained a revolving line of credit in the amount of $4,000,000 and had issued on its behalf a standby letter of credit in the original stated amount of $194,750 against availability under the revolving line of credit. The Loan
Agreement contains ongoing financial covenants on a quarterly basis. The term loan is interest-only for the first six months of the loan, and then is payable in fifty-four equal monthly installments of principal and interest on a five year amortization schedule. The Company has entered into an interest rate swap agreement with Banknorth pursuant to which Banknorth is paying the Company 250 basis points over the one month USD
LIBOR BBA rate and the Company is paying Banknorth a fixed rate of 7.9% on a value of $9,600,000 declining concurrently with the term loan. The term loan balloons on May 30, 2011. Advances under the revolving line of credit are based on a borrowing base of eligible accounts receivable and eligible inventory of the Company and Questar. The revolving line of credit is available until April 30, 2008. Both the term loan and the revolving loan are secured by the assets of the Company and by the assets of Questar. The proceeds from the loans were used to pay a portion of the purchase price for the shares of Questar and closing costs for the transaction, and for working capital. A copy of the Loan Agreement is filed as Exhibit 10.4 to this Report. A copy of the security agreement between the Company and Banknorth is filed as Exhibit 10.5 to this Report. A copy of the security agreement between Questar and Banknorth is filed as Exhibit 10.6 to this Report.

             The Company also entered into a securities purchase agreement (the "Series A Convertible Preferred Stock Purchase Agreement") with Camden Partners Strategic Fund III, L.P. and Camden Partners Strategic Fund III-A, L.P. (collectively, the "Investors"), pursuant to which the Company issued and sold to the Investors 1,666,667 shares of its Series A-1 Convertible Preferred Stock ("Series A-1 Preferred Stock") (valued at $7,500,000, based on a price of $4.50 per share). The proceeds from the sale of stock were used to pay a portion of the purchase price for the shares of Questar and closing costs for the transaction, with the balance being retained by the Company for working capital. Two members of the Company's Board of Directors, Donald W. Hughes and David L. Warnock are also principals of each of the Investors. A copy of the Series A Convertible Preferred Stock Purchase Agreement is filed as
Exhibit 10.7 to this Report.

             In connection with the sale of shares of Series A-1 Preferred Stock to the Investors, the Company entered into a voting agreement (the "Voting Agreement") with the Investors pursuant to which the Company has agreed that so long as the Investors own at least 50% of the Series A-1 Convertible Preferred Stock or the equivalent number of shares of Common Stock of the Company if converted, the Investors shall have the right to nominate up to three members of the Board of Directors of the Company. As of the date of this Report, the Investors have nominated David L. Warnock, and Donald W. Hughes as two of the members of the Board of Directors they are permitted to nominate. Messrs. Warnock and Hughes are incumbent directors on the Board. The Investors have not yet named the third director nominee to which they are entitled. A copy of the Voting Agreement is filed as Exhibit 4.1 to this Report.

             Pursuant to the Voting Agreement, certain executive officers who are stockholders of the Company have agreed that so long as the Investors own at least 833,333 shares of Series A-1 Preferred Stock of the Company or the equivalent shares of Common Stock of the Company if converted, at each meeting of stockholders for the purpose of electing directors, to cast their eligible votes in favor of the nominees of the Investors. In addition, at each meeting of stockholders for the purpose of electing directors, the Investors have agreed to cast all of their eligible votes in favor of the directors nominated by the Company.

             The Company entered into an investor rights agreement (the "Investor Rights Agreement"), with the Investors pursuant to which the Company has granted the Investors rights to register under the Securities Act of 1933, as amended (the "Act"), the shares of Common Stock into which the Series A-1 Preferred Stock is convertible in accordance with provisions of the Investor Rights Agreement and the Amended Certificate of Designations of Series A Convertible Preferred Stock (the "Certificate of Designations"). A copy of the Investor Rights Agreement is filed as Exhibit 4.2 to this Report. A copy of the Certificate of Designations is filed as Exhibit 3.1 to this Report.

             In connection with the acquisition of Questar, the Company entered into an investor rights agreement (the "Questar Investor
Rights Agreement") with certain former shareholders of Questar pursuant to which the Company has granted to such persons rights to register under the Act the shares of Common Stock into which the Series A-2 Preferred Stock is convertible. A copy of the Questar Investor Rights Agreement is filed as Exhibit 4.3 to this Report.

             The Company has entered into employment agreements for an initial twenty-four month term with certain members of the management of Questar. Such employment agreements with the Questar management team include non-competition covenants and proprietary rights agreements.

ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
             --------------------------------------------------

        (a) See the discussion in Item 1.01 of this Current Report which is incorporated herein by reference.

      Effective May 31, 2006, the Company completed its acquisition of Questar under the Stock Purchase Agreement described under Item 1.01 above. The consideration paid or to be paid by the Company for Questar consists of the following:

             1. $15,000,000 in cash;

             2. the issuance to the selling shareholders of Questar of 222,222 shares of Series A-2 Preferred Stock of the Company (valued at $1,000,000, based on a price of $4.50 per share);

             3. $4,000,000 in a subordinated promissory note issued to the paying agent of the eight former shareholders of Questar;

             4. a contingent earnout payment of $10,000,000, payable, half in cash and half in Series A-2 Preferred Stock (based on a purchase price of $4.50 per share), only to the extent that Questar satisfies cumulative revenue goals over the earnout period of the three fiscal years ending October 31, 2007, 2008 and 2009; and

             5. an additional contingent earnout payment of $2,500,000, payable, at the election of the Company, in cash or in additional shares of Series A-2 Preferred Stock (based on market value of the Company's Common Stock at the time of payment), only to the extent that Questar exceeds cumulative revenue goals over the earnout period of the three fiscal years ending October 31, 2007, 2008 and 2009.

        (e) Camden Partners Strategic Fund III, L.P. ("Camden III") is a Delaware limited partnership formed in 2004. It is a private equity fund that invests in emerging micro-cap public and late stage private companies, focusing on companies in the business and financial services, education, and healthcare industries. Camden III is managed by its general partner, Camden Partners Strategic III, LLC which, in turn, is managed by its managing member, Camden Partners Strategic Manager, LLC. David Warnock and Donald Hughes, who are directors of the Company, are each managing members of Camden Partners Strategic Manager, LLC.

      Camden Partners Strategic Fund III-A, L.P. ("Camden III-A") is a Delaware limited partnership formed in 2004. It is a private equity fund that invests in parallel with Camden III. Camden III-A is managed by its general partner, Camden Partners Strategic III, LLC, which in turn is managed by its managing member, Camden Partners Strategic Manager, LLC. David Warnock and Donald Hughes, who are directors of the Company, are each managing members of Camden Partners Strategic Manager, LLC.

      Cahill, Warnock Strategic Partners Fund, L.P. ("CW") and Strategic Associates, L.P. ("SA") are stockholders of the Company and affiliates of Camden III and Camden III-A. Immediately prior to the consummation of the Questar transactions described in this Report, CW and SA together beneficially owned 20.4% of the Company's common stock on a fully diluted basis.

      David Warnock and Donald Hughes, who are directors of the Company, are each managers of Camden Partners Strategic Manager, LLC and general partners of the general partner of CW and SA. Mr. Warnock is President and Mr. Hughes is Executive Vice President of Camden Partners Holdings, LLC, which serves as a manager and advisor to Camden III, Camden III-A, CW and SA.

      After giving effect to the issuance and sale of the Series A-1 Preferred Stock and the Series A-2 Preferred Stock, the Investors will own 34.7% of the Company's Common Stock on a fully-diluted basis, and CW and SA together will own 12.3% of the Company's Common Stock on a fully diluted basis. The entities controlled by Messrs. Warnock and Hughes -- CW, SA, Camden III and Camden III-A -- will own an aggregate of 47.0% of the Company's Common Stock on a fully diluted basis.

      The disinterested members of the Board of Directors of the Company discussed and approved the transactions between the Company and the Investors, and concluded that the terms of such transactions were no less favorable to the Company than those that would otherwise have been available to the Company from unrelated third parties.

      On June 1, 2006, the Company issued a press release announcing its acquisition of Questar. A copy of this press release has been filed with the Securities and Exchange
Commission.

ITEM 3.02.   UNREGISTERED SALES OF EQUITY SECURITIES.
             ---------------------------------------

      See the discussion in Item 1.01 of this Current Report, which is incorporated herein by reference.

      Upon consummation of the transactions discussed above, the Company (a) issued to the selling shareholders of Questar, 222,222 shares of Series A-2 Preferred Stock (valued at $4.50 per share), as part payment of the purchase price at closing and
(b) delivered to the escrow agent, 1,111,111 shares of the Series A-2 Preferred Stock (valued at $4.50 per share), which will be deemed earned by, and will be released to, the former shareholders of Questar if revenue goals over the earnout period of the three fiscal years ending October 31, 2007, 2008 and 2009, are met. The issuance and sale of the Series A-2 Preferred Stock did not involve a public offering pursuant to the exemption from registration provided by Section 4(2) of the Act. With respect to the 222,222 shares of Series A-2 Preferred Stock issued as part payment of the purchase price at closing, the Company has agreed to include such shares of Common Stock underlying the Series A-2 Preferred Stock in a registration statement if, and when, filed by the Company, upon demand of the Investors, at any time following one year after the issuance date of the Series A-1 Preferred Stock. With respect to the escrowed shares, the Company has agreed to file a registration statement under the Act for the shares of Common Stock into which the Series A-2 Preferred Stock will be convertible, upon demand of the former shareholders of Questar following the release, if any, of the escrowed shares, or to include such shares of Common Stock in a registration statement if, and when, filed by the Company with respect to the shares of Common Stock beneficially owned by the Investors.

      The Company issued 1,666,667 shares of the Series A-1 Preferred Stock to Camden III and Camden III-A, in a transaction not involving a public offering pursuant to the exemption from registration provided by Section 4(2) of the Act. The Company has agreed to file a registration statement under the Act with respect to the shares of Common Stock underlying the Series A-1 Preferred Stock, upon demand of the Investors, at any time following one year after the issuance date of the Series A-1 Preferred Stock, in accordance with the Investor Rights Agreement.

      Initially, the shares of Series A-1 Preferred Stock and the Series A-2 Preferred Sock are convertible into shares of Common Stock on a one-for-one basis. The conversion rate is subject to anti-dilution adjustments set forth in the Certificate of Designations, filed as Exhibit 3.1 to this Report. For the first three years after the issuance, neither Series A-1 Preferred Stock nor Series A-2 Preferred Stock will accrue dividends. Thereafter, dividends will accrue at the rate of 8% per annum, payable in cash or additional shares of Series A Preferred Stock, at the election of the Company; provided, however, that no shares of Series A-2 Preferred Stock will accrue any dividends until, and after the time when, the Series A-2 Preferred Stock is released to the selling shareholders of Questar in accordance with the Escrow Agreement.

      Each share of Series A-1 Preferred Stock is entitled to cast one vote per each share of Common Stock into which such share of Series A-1 Preferred Stock is convertible as of the record date for a stockholder vote. Each share of Series A-2 Preferred Stock that has been issued to the selling shareholders of Questar on the closing date is entitled to cast one vote per each share of Common Stock into which such share of Series A-2 Preferred Stock is convertible as of the record date for a stockholder vote. The shares of Series A-2 Preferred Stock that are held in escrow pending release if the earnout hurdles are satisfied, will not be entitled to vote so long as such shares remain in escrow. The shares of Series A-1 Preferred Stock and Series A-2 Preferred Stock which are entitled to vote shall vote together with the Common Stock as a single class.

      Upon closing of the transactions described in Item 1.01 of this Current Report, the Company issued to Signal Hill a five-year warrant to purchase up to 50,000 shares of the Company's Common Stock, at an exercise price of $4.50 per share. The warrant was issued as part of the consideration paid to Signal Hill for its role as the Company's investment banker and financial advisor in the acquisition of Questar and the financing thereof. Neither the warrant nor the underlying shares of Common Stock have been registered under the Act, in reliance upon the exemption from registration pursuant to
Section 4(2) of the Act. A copy of the warrant certificate issued to Signal Hill is filed as Exhibit 4.4 to this Report.

ITEM 3.03.   MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS.
             ---------------------------------------------------

      See the discussions in Item 1.01 and Item 3.02 of this Current Report, which are incorporated herein by reference.

      In connection with the acquisition of Questar, the Company authorized the issuance of a new class of preferred stock (the "Series A Preferred Stock") pursuant to the Certificate of Designations filed with the Secretary of State of Delaware. The Series A Preferred Stock consists of 5,000,000 authorized shares, and may, at the discretion of the Board, be issued in sub-series, designated as "Series A-1 Convertible Preferred Stock" and "Series A-2 Convertible Preferred Stock". The Series A-1 Convertible Preferred Stock and the Series A-2 Convertible Preferred Stock rank senior to the Company's Common Stock and to any future issuances of preferred stock with respect to dividend payments and the distribution of assets.

      For a period of three (3) years following the date of issuance of the shares of Series A Preferred Stock, the holders of outstanding shares of Series A Preferred Stock shall not be entitled to receive any dividends, and no dividends shall accrue with respect to shares of Series A Preferred Stock, during such period. Commencing on the first day of the fourth (4th) year following the date of issuance of the shares of Series A Preferred Stock, the holders of the outstanding shares of Series A Preferred Stock (except as discussed below) shall be entitled to receive dividends at the rate of eight percent (8.0%) per annum of the face value ($4.50 per share) of the Series A Preferred Stock. Such dividends shall accrue on a quarterly basis. Whether the dividends on the Series A Preferred Stock are to be paid in cash or in-kind shall be at the sole election of the Company at the end of each fiscal quarter of the Company, but such election shall be applicable to all holders at the time of such election.

      The shares of Series A-2 Preferred Stock held in escrow, pending the achievement of the earnout goals, will not be entitled to voting rights and will not accrue dividends until such time as the shares have been delivered, if at all, out of escrow in payment of the earnout. Any shares held in escrow that are not paid as part of the earnout will be returned to the Company and cancelled.

ITEM 5.02.   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;
             ---------------------------------------------
             ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL
             -----------------------------------------------
             OFFICERS.
             --------

      (d) In connection with the acquisition of Questar, the Company adopted resolutions to expand its Board of Directors from eight to ten members. Theodore Naegeli has been elected to fill the newly-created vacancy on the Company's Board of Directors as of June 1, 2006. Mr. Naegeli, a former principal shareholder and former Chief Executive Officer of Questar, was asked by the Company to join the Board. Mr. Naegeli acquired 43,488 shares of Series A-2 Preferred Stock and $2,935,500 as consideration paid on the closing date for the sale of his shares in Questar to the Company. Mr. Naegeli also has a 19.57% interest in the contingent earnout payment under the Stock Purchase Agreement. Mr. Naegeli has served as Chief Executive Officer of Questar since 2000 and as President and Chief Executive Officer of Questar Data Systems, Inc. since 1991.

      In conjunction with the financing between the Company and the Investors, the Investors have been granted the right to nominate up to three members of the Company's Board of Directors. Two such members nominated by the Investors, Donald
W. Hughes and David L. Warnock, are incumbent members of the Board, and had been previously nominated by CW and SA. When the Investors nominate an additional director, the final vacancy created by Board expansion will be filled. The Company, certain management stockholders of the Company, CW and SA have agreed to endorse the nominees of the Investors at each annual meeting of stockholders of the Company, in accordance with the Voting Agreement.

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS;
             ---------------------------------------------------
             CHANGE IN FISCAL YEAR.
             ----------------------

      See discussion in Item 3.03 of this Current Report which is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------

        (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

      The Company will file the financial statements required by Rule 3-05(b) of Regulation S-X by amendment to this Current Report on Form 8-K not later than 71 calendar days following the date on which this Current Report was required to be filed.

        (b)  PRO FORMA FINANCIAL INFORMATION.

      The Company will file the pro forma financial statements required by Article 11 of Regulation S-X by amendment to this Current Report on Form 8-K not later than 71 calendar days following the date on which this Current Report was required to be filed.

        (d)  EXHIBITS.

      The following Exhibits are filed as part of this Report:

      3.1    Amended Certificate of Designations of
             Series A Convertible Preferred Stock filed with the Secretary of State of Delaware on May 25, 2006.

      4.1 Voting Agreement, dated as of May 31, 2006, by and among Camden Partners Strategic Fund
             III, L.P., Camden Partners Strategic Fund
             III-A, L.P. and Touchstone Applied Science
             Associates, Inc.

      4.2    Investor Rights Agreement, dated as of May
             31, 2006, by and among Camden Partners
             Strategic Fund III, L.P., Camden Partners
             Strategic Fund III-A, L.P. and Touchstone
             Applied Science Associates, Inc.

      4.3 Questar Investor Rights Agreement, dated as of May 31, 2006, by and among John Adams,
             David Ihle, Theodore Naegeli, Terry
             Appleman, Mark Budde, MaJeana Hallstrom,
             Greg Lindstrom and Susan Trent, and
             Touchstone Applied Science Associates, Inc.

      4.4    Warrant Certificate issued to Signal Hill
             Capital Group, LLC dated May 31, 2006.

     10.1    Stock Purchase Agreement, dated as of May
             31, 2006, by and among John Adams, David
             Ihle, Theodore Naegeli, Terry Appleman,
             Mark Budde, MaJeana Hallstrom, Greg
             Lindstrom and Susan Trent, and Touchstone
             Applied Science Associates, Inc.

     10.2    Subordinated Note, dated May 31, 2006,
             issued by Touchstone Applied Science
             Associates, Inc. to Questar Data Systems,
             Inc., as paying agent for the selling
             shareholders of Questar Educational
             Systems, Inc.

     10.3 Escrow Agreement, dated as of May 31, 2006, by and among John Adams, David Ihle,
             Theodore Naegeli, Terry Appleman, Mark
             Budde, MaJeana Hallstrom, Greg Lindstrom,
             Susan Trent, and Rider, Weiner & Frankel,
             P.C. and Touchstone Applied Science
             Associates, Inc.

     10.4 Loan Agreement, dated as of May 31, 2006, by and among Touchstone Applied Science
             Associates, Inc., Questar Educational
             Systems, Inc. and TD Banknorth, N.A.

     10.5    Security Agreement, dated as of May 31,
             2006, between Touchstone Applied Science
             Associates, Inc. and TD Banknorth, N.A.

     10.6    Security Agreement, dated as of May 31,
             2006, between Questar Educational Systems,
             Inc. and TD Banknorth, N.A.

     10.7    Series A Convertible Preferred Stock
             Purchase Agreement, dated as of May 31,
             2006, by and among Camden Partners
             Strategic Fund III, L.P., Camden Partners
             Strategic Fund III-A, L.P. and Touchstone
             Applied Science Associates, Inc.

     21      Subsidiaries of the Company (filed herewith).

     99.1    Press Release dated June 1, 2006
             (incorporated by reference from Current
             Report on Form 8-K, dated June 1, 2006).

                              SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TOUCHSTONE APPLIED SCIENCE
                                          ASSOCIATES, INC.


                                          By: ANDREW L. SIMON
                                              ----------------------
                                              Andrew L. Simon
Date:   June 6, 2006                          President and Chief
                                              Executive Officer and
                                              Chief Financial Officer

                           EXHIBIT INDEX

 3.1 Amended Certificate of Designations of Series A Convertible Preferred Stock filed with the Secretary of State of Delaware on May 25, 2006.

 4.1 Voting Agreement, dated as of May 31, 2006, by and among Camden Partners Strategic Fund III, L.P., Camden Partners
       Strategic Fund III-A, L.P. and Touchstone Applied Science
       Associates, Inc.

 4.2 Investor Rights Agreement, dated as of May 31, 2006, by and among Camden Partners Strategic Fund III, L.P., Camden
       Partners Strategic Fund III-A, L.P. and Touchstone Applied
       Science Associates, Inc.

 4.3 Questar Investor Rights Agreement, dated as of May 31, 2006, by and among John Adams, David Ihle, Theodore Naegeli, Terry Appleman, Mark Budde, MaJeana Hallstrom, Greg Lindstrom and Susan Trent, and Touchstone Applied Science Associates, Inc.

 4.4 Warrant Certificate issued to Signal Hill Capital Group, LLC dated May 31, 2006.

10.1 Stock Purchase Agreement, dated as of May 31, 2006, by and among John Adams, David Ihle, Theodore Naegeli, Terry
       Appleman, Mark Budde, MaJeana Hallstrom, Greg Lindstrom and Susan Trent, and Touchstone Applied Science Associates, Inc.

10.2 Subordinated Note, dated May 31, 2006, issued by Touchstone Applied Science Associates, Inc. to Questar Data Systems,
       Inc., as paying agent for the selling shareholders of Questar Educational Systems, Inc.

10.3 Escrow Agreement, dated as of May 31, 2006, by and among John Adams, David Ihle, Theodore Naegeli, Terry Appleman, Mark Budde, MaJeana Hallstrom, Greg Lindstrom, Susan Trent, and Rider, Weiner & Frankel, P.C. and Touchstone Applied Science Associates, Inc.

10.4 Loan Agreement, dated as of May 31, 2006, by and among Touchstone Applied Science Associates, Inc., Questar
       Educational Systems, Inc. and TD Banknorth, N.A.

10.5   Security Agreement, dated as of May 31, 2006, between
       Touchstone Applied Science Associates, Inc. and TD Banknorth, N.A.

10.6 Security Agreement, dated as of May 31, 2006, between Questar Educational Systems, Inc. and TD Banknorth, N.A.

10.7 Series A Convertible Preferred Stock Purchase Agreement, dated as of May 31, 2006, by and among Camden Partners
       Strategic Fund III, L.P., Camden Partners Strategic Fund III-A, L.P. and Touchstone Applied Science Associates, Inc.

21     Subsidiaries of the Company (filed herewith).

99.1 Press Release dated June 1, 2006 (incorporated by reference from Current Report on Form 8-K, dated June 1, 2006).